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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 24, 2001



                          Discover Card Master Trust I
                          -----------------------------
               (Exact name of registrant as specified in charter)

Delaware                         0-23108                     Not Applicable
--------                         -------                     --------------
(State of                        (Commission                 (IRS Employer
Organization)                    File Number)                Identification No.)

c/o Discover Bank
12 Read's Way
New Castle, Delaware                                                    19270
-----------------------------------------------------                   -----
(Address of principal executive offices)                              (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7434
                                                     -----------------


Former name or former address, if changed since last report:  Not Applicable



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Item 5.  Other Events

1. Series 2001-1. On August 24, 2001 Discover Bank (formerly Greenwood Trust Company), a Delaware corporation, as Master Servicer, Servicer and Seller ("Discover Bank") and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association), as Trustee (the "Trustee"), entered into a First Amendment to the Series Supplement for Series 2001-1, dated as of January 4, 2001, pursuant to subsection 13.01(a)(4) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of October 1, 1993, between Discover Bank and the Trustee, as amended, relating to Discover Card Master Trust I.

2. Series 2001-2. On August 24, 2001 Discover Bank and the Trustee entered into a First Amendment to the Series Supplement for Series 2001-2, dated as of January 16, 2001, pursuant to subsection 13.01(a)(4) of the Pooling and Servicing Agreement.

3. Series 2001-3. On August 24, 2001 Discover Bank and the Trustee entered into a First Amendment to the Series Supplement for Series 2001-3, dated as of March 15, 2001, pursuant to subsection 13.01(a)(4) of the Pooling and Servicing Agreement.

4. Series 2001-4. On August 24, 2001 Discover Bank and the Trustee entered into a First Amendment to the Series Supplement for Series 2001-4, dated as of April 17, 2001, pursuant to subsection 13.01(a)(4) of the Pooling and Servicing Agreement.

Item 7.  Exhibits

Exhibit No.       Description
-----------       -----------

Exhibit 4.1 First Amendment, dated as of August 24, 2001, to the Series Supplement with respect to Series 2001-1, dated as of January 4, 2001, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Exhibit 4.2 First Amendment, dated as of August 24, 2001, to the Series Supplement with respect to Series 2001-2, dated as of January 16, 2001, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Exhibit 4.3 First Amendment, dated as of August 24, 2001, to the Series Supplement with respect to Series 2001-3, dated as of March 15, 2001, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Exhibit 4.4 First Amendment, dated as of August 24, 2001, to the Series Supplement with respect to Series 2001-4, dated as of April 17, 2001, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     Discover Card Master Trust I
                                        (Registrant)


                                     By:  Discover Bank
                                          (Originator of the Trust)


                                     By: /s/ MICHAEL F. RICKERT
                                        --------------------------------------
                                        Michael F. Rickert
                                        Vice President, Chief Accounting Officer
                                        and Treasurer


Date:  August 24, 2001





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                                INDEX TO EXHIBITS

Exhibit           Description
-------           -----------

Exhibit 4.1 First Amendment, dated as of August 24, 2001, to the Series Supplement with respect to Series 2001-1, dated as of January 4, 2001, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Exhibit 4.2 First Amendment, dated as of August 24, 2001, to the Series Supplement with respect to Series 2001-2, dated as of January 16, 2001, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Exhibit 4.3 First Amendment, dated as of August 24, 2001, to the Series Supplement with respect to Series 2001-3, dated as of March 15, 2001, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Exhibit 4.4 First Amendment, dated as of August 24, 2001, to the Series Supplement with respect to Series 2001-4, dated as of April 17, 2001, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.









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